Exhibit 99.2

2Q24 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
(in millions, except ratios and per share amounts)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Selected Income Statement Data
Total revenue	$20,689	20,863	20,478	20,857	20,533	(1)%	1	$41,552	41,262	1%
Noninterest expense	13,293	14,338	15,786	13,113	12,987	(7)	2	27,631	26,663	4
Pre-tax pre-provision profit (PTPP) (1)	7,396	6,525	4,692	7,744	7,546	13	(2)	13,921	14,599	(5)
Provision for credit losses (2)	1,236	938	1,282	1,197	1,713	32	(28)	2,174	2,920	(26)
Wells Fargo net income	4,910	4,619	3,446	5,767	4,938	6	(1)	9,529	9,929	(4)
Wells Fargo net income applicable to common stock	4,640	4,313	3,160	5,450	4,659	8	—	8,953	9,372	(4)

Common Share Data
Diluted earnings per common share	1.33	1.20	0.86	1.48	1.25	11	6	2.53	2.48	2
Dividends declared per common share	0.35	0.35	0.35	0.35	0.30	—	17	0.70	0.60	17
Common shares outstanding	3,402.7	3,501.7	3,598.9	3,637.9	3,667.7	(3)	(7)
Average common shares outstanding	3,448.3	3,560.1	3,620.9	3,648.8	3,699.9	(3)	(7)	3,504.2	3,742.6	(6)
Diluted average common shares outstanding	3,486.2	3,600.1	3,657.0	3,680.6	3,724.9	(3)	(6)	3,543.2	3,772.4	(6)
Book value per common share (3)	$47.01	46.40	46.25	44.37	43.87	1	7
Tangible book value per common share (3)(4)	39.57	39.17	39.23	37.43	36.53	1	8

Selected Equity Data (period-end)
Total equity	178,148	182,674	187,443	182,373	181,952	(2)	(2)
Common stockholders' equity	159,963	162,481	166,444	161,424	160,916	(2)	(1)
Tangible common equity (4)	134,660	137,163	141,193	136,153	133,990	(2)	1

Performance Ratios
Return on average assets (ROA) (5)	1.03%	0.97	0.72	1.21	1.05			1.00%	1.07
Return on average equity (ROE) (6)	11.5	10.5	7.6	13.3	11.4			11.0	11.6
Return on average tangible common equity (ROTCE) (4)	13.7	12.3	9.0	15.9	13.7			13.0	13.9
Efficiency ratio (7)	64	69	77	63	63			66	65
Net interest margin on a taxable-equivalent basis	2.75	2.81	2.92	3.03	3.09			2.78	3.14
Average deposit cost	1.84	1.74	1.58	1.36	1.13			1.79	0.98
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Selected Balance Sheet Data (average)
Loans	$916,977	928,075	938,041	943,193	945,906	(1)%	(3)	$922,526	947,271	(3)%
Assets	1,914,647	1,916,974	1,907,535	1,891,883	1,878,253	—	2	1,915,810	1,871,005	2
Deposits	1,346,478	1,341,628	1,340,916	1,340,307	1,347,449	—	—	1,344,052	1,352,046	(1)

Selected Balance Sheet Data (period-end)
Debt securities	520,254	506,280	490,458	490,726	503,468	3	3
Loans	917,907	922,784	936,682	942,424	947,960	(1)	(3)
Allowance for credit losses for loans	14,789	14,862	15,088	15,064	14,786	—	—
Equity securities	60,763	59,556	57,336	56,026	67,471	2	(10)
Assets	1,940,073	1,959,153	1,932,468	1,909,261	1,876,320	(1)	3
Deposits	1,365,894	1,383,147	1,358,173	1,354,010	1,344,584	(1)	2

Headcount (#) (period-end)	222,544	224,824	225,869	227,363	233,834	(1)	(5)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.0%	11.2	11.4	11.0	10.7
Tier 1 capital	12.4	12.7	13.0	12.6	12.2
Total capital	15.0	15.4	15.7	15.3	15.0
Risk-weighted assets (RWAs) (in billions)	$1,218.4	1,221.6	1,231.7	1,237.1	1,250.7	—	(3)

Advanced Approach:
Common Equity Tier 1 (CET1)	12.3%	12.4	12.6	12.0	12.0
Tier 1 capital	13.8	14.1	14.3	13.7	13.7
Total capital	15.8	16.2	16.4	15.8	15.8
Risk-weighted assets (RWAs) (in billions)	$1,091.4	1,099.6	1,114.3	1,130.8	1,118.4	(1)	(2)

Tier 1 leverage ratio	8.0%	8.2	8.5	8.3	8.3
Supplementary Leverage Ratio (SLR)	6.7	6.9	7.1	6.9	6.9
Total Loss Absorbing Capacity (TLAC) Ratio (3)	24.8	25.1	25.0	24.0	23.1
Liquidity Coverage Ratio (LCR) (4)	124	126	125	123	123
(1)Ratios and metrics for June 30, 2024, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
(in millions, except per share amounts)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Interest income	$22,884	22,840	22,839	22,093	20,830	—%	10	$45,724	40,186	14%
Interest expense	10,961	10,613	10,068	8,988	7,667	3	43	21,574	13,687	58
Net interest income	11,923	12,227	12,771	13,105	13,163	(2)	(9)	24,150	26,499	(9)
Noninterest income
Deposit-related fees	1,249	1,230	1,202	1,179	1,165	2	7	2,479	2,313	7
Lending-related fees	369	367	366	372	352	1	5	736	708	4
Investment advisory and other asset-based fees	2,415	2,331	2,169	2,224	2,163	4	12	4,746	4,277	11
Commissions and brokerage services fees	614	626	619	567	570	(2)	8	1,240	1,189	4
Investment banking fees	641	627	455	492	376	2	70	1,268	702	81
Card fees	1,101	1,061	1,027	1,098	1,098	4	—	2,162	2,131	1
Mortgage banking	243	230	202	193	202	6	20	473	434	9
Net gains from trading activities	1,442	1,454	1,070	1,265	1,122	(1)	29	2,896	2,464	18
Net gains (losses) from debt securities	—	(25)	—	6	4	100	(100)	(25)	4	NM
Net gains (losses) from equity securities	80	18	35	(25)	(94)	344	185	98	(451)	122
Lease income	292	421	292	291	307	(31)	(5)	713	654	9
Other	320	296	270	90	105	8	205	616	338	82
Total noninterest income	8,766	8,636	7,707	7,752	7,370	2	19	17,402	14,763	18
Total revenue	20,689	20,863	20,478	20,857	20,533	(1)	1	41,552	41,262	1
Provision for credit losses (1)	1,236	938	1,282	1,197	1,713	32	(28)	2,174	2,920	(26)
Noninterest expense
Personnel	8,575	9,492	9,181	8,627	8,606	(10)	—	18,067	18,021	—
Technology, telecommunications and equipment	1,106	1,053	1,076	975	947	5	17	2,159	1,869	16
Occupancy	763	714	740	724	707	7	8	1,477	1,420	4
Operating losses	493	633	355	329	232	(22)	113	1,126	499	126
Professional and outside services	1,139	1,101	1,242	1,310	1,304	3	(13)	2,240	2,533	(12)
Leases (2)	159	164	168	172	180	(3)	(12)	323	357	(10)
Advertising and promotion	224	197	259	215	184	14	22	421	338	25
Other	834	984	2,765	761	827	(15)	1	1,818	1,626	12
Total noninterest expense	13,293	14,338	15,786	13,113	12,987	(7)	2	27,631	26,663	4
Income before income tax expense (benefit)	6,160	5,587	3,410	6,547	5,833	10	6	11,747	11,679	1
Income tax expense (benefit)	1,251	964	(100)	811	930	30	35	2,215	1,896	17
Net income before noncontrolling interests	4,909	4,623	3,510	5,736	4,903	6	—	9,532	9,783	(3)
Less: Net income (loss) from noncontrolling interests	(1)	4	64	(31)	(35)	NM	97	3	(146)	102
Wells Fargo net income	$4,910	4,619	3,446	5,767	4,938	6%	(1)	$9,529	9,929	(4)%
Less: Preferred stock dividends and other	270	306	286	317	279	(12)	(3)	576	557	3
Wells Fargo net income applicable to common stock	$4,640	4,313	3,160	5,450	4,659	8%	—	$8,953	9,372	(4)%
Per share information
Earnings per common share	$1.35	1.21	0.87	1.49	1.26	12%	7	$2.56	2.50	2%
Diluted earnings per common share	1.33	1.20	0.86	1.48	1.25	11	6	2.53	2.48	2
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and other financial assets.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Jun 30, 2024 % Change from
(in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023
Assets
Cash and due from banks	$32,701	30,180	33,026	30,815	31,915	8%	2
Interest-earning deposits with banks	199,322	239,467	204,193	187,081	123,418	(17)	62
Federal funds sold and securities purchased under resale agreements	82,259	68,751	80,456	70,431	66,500	20	24
Debt securities:
Trading, at fair value	120,766	109,324	97,302	97,075	96,857	10	25
Available-for-sale, at fair value	148,752	138,245	130,448	126,437	134,251	8	11
Held-to-maturity, at amortized cost	250,736	258,711	262,708	267,214	272,360	(3)	(8)
Loans held for sale	7,312	5,473	4,936	4,308	6,029	34	21
Loans	917,907	922,784	936,682	942,424	947,960	(1)	(3)
Allowance for loan losses	(14,360)	(14,421)	(14,606)	(14,554)	(14,258)	—	(1)
Net loans	903,547	908,363	922,076	927,870	933,702	(1)	(3)
Mortgage servicing rights	8,027	8,248	8,508	9,526	9,345	(3)	(14)
Premises and equipment, net	9,648	9,426	9,266	8,559	8,392	2	15
Goodwill	25,172	25,173	25,175	25,174	25,175	—	—
Derivative assets	18,721	17,653	18,223	21,096	17,990	6	4
Equity securities	60,763	59,556	57,336	56,026	67,471	2	(10)
Other assets	72,347	80,583	78,815	77,649	82,915	(10)	(13)
Total assets	$1,940,073	1,959,153	1,932,468	1,909,261	1,876,320	(1)	3
Liabilities
Noninterest-bearing deposits	$348,525	356,162	360,279	384,330	402,322	(2)	(13)
Interest-bearing deposits	1,017,369	1,026,985	997,894	969,680	942,262	(1)	8
Total deposits	1,365,894	1,383,147	1,358,173	1,354,010	1,344,584	(1)	2
Short-term borrowings (1)	118,834	109,014	89,559	93,330	84,255	9	41
Derivative liabilities	16,237	17,116	18,495	23,463	21,431	(5)	(24)
Accrued expenses and other liabilities	81,824	79,438	71,210	66,050	73,466	3	11
Long-term debt (2)	179,136	187,764	207,588	190,035	170,632	(5)	5
Total liabilities	1,761,925	1,776,479	1,745,025	1,726,888	1,694,368	(1)	4
Equity
Wells Fargo stockholders’ equity:
Preferred stock	16,608	18,608	19,448	19,448	19,448	(11)	(15)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,373	60,131	60,555	60,365	60,173	—	—
Retained earnings	207,281	203,870	201,136	199,287	195,164	2	6
Accumulated other comprehensive income (loss)	(12,721)	(12,546)	(11,580)	(15,877)	(13,441)	(1)	5
Treasury stock (3)	(104,247)	(98,256)	(92,960)	(91,215)	(89,860)	(6)	(16)
Unearned ESOP shares	—	—	—	(429)	(429)	NM	100
Total Wells Fargo stockholders’ equity	176,430	180,943	185,735	180,715	180,191	(2)	(2)
Noncontrolling interests	1,718	1,731	1,708	1,658	1,761	(1)	(2)
Total equity	178,148	182,674	187,443	182,373	181,952	(2)	(2)
Total liabilities and equity	$1,940,073	1,959,153	1,932,468	1,909,261	1,876,320	(1)	3
NM – Not meaningful
(1)Includes $1.0 billion, $8.0 billion, $0.0 billion, $0.0 billion, and $2.0 billion of Federal Home Loan Bank (FHLB) advances at June 30, and March 31, 2024, and December 31, September 30, and June 30, 2023, respectively.
(2)Includes $11.0 billion, $20.0 billion, $38.0 billion, $36.0 billion, and $23.0 billion of FHLB advances at June 30, and March 31, 2024, and December 31, September 30, and June 30, 2023, respectively.
(3)Number of shares of treasury stock were 2,079,100,421, 1,980,132,879, 1,882,948,892, 1,843,884,672, and 1,814,145,600 at June 30, and March 31, 2024, and December 31, September 30, and June 30, 2023, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Jun 30, 2024 % Change from		Six months ended		% Change
($ in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
Average Balances

Assets
Interest-earning deposits with banks	$196,436	207,568	193,647	158,893	129,236	(5)%	52	$202,002	122,087	65%
Federal funds sold and securities purchased under resale agreements	71,769	69,719	72,626	68,715	69,505	3	3	70,744	69,071	2
Trading debt securities	120,590	112,170	109,340	109,802	102,605	8	18	116,380	99,522	17
Available-for-sale debt securities	150,024	139,986	136,389	139,511	149,320	7	—	145,005	147,616	(2)
Held-to-maturity debt securities	258,631	264,755	268,905	273,948	279,093	(2)	(7)	261,693	279,522	(6)
Loans held for sale	7,091	5,835	4,990	5,437	6,031	22	18	6,463	6,320	2
Loans	916,977	928,075	938,041	943,193	945,906	(1)	(3)	922,526	947,271	(3)
Equity securities	26,332	21,350	22,198	25,019	27,891	23	(6)	23,841	28,269	(16)
Other	8,128	8,940	8,861	8,565	10,118	(9)	(20)	8,534	10,578	(19)
Total interest-earning assets	1,755,978	1,758,398	1,754,997	1,733,083	1,719,705	—	2	1,757,188	1,710,256	3
Total noninterest-earning assets	158,669	158,576	152,538	158,800	158,548	—	—	158,622	160,749	(1)
Total assets	$1,914,647	1,916,974	1,907,535	1,891,883	1,878,253	—	2	$1,915,810	1,871,005	2
Liabilities
Interest-bearing deposits	$1,006,806	996,874	974,890	953,500	936,886	1	7	$1,001,840	928,602	8
Short-term borrowings	106,685	94,988	92,032	90,078	83,059	12	28	100,836	70,845	42
Long-term debt	182,201	197,116	196,213	181,955	170,843	(8)	7	189,659	171,700	10
Other liabilities	34,613	32,821	31,342	32,564	34,496	5	—	33,717	33,964	(1)
Total interest-bearing liabilities	1,330,305	1,321,799	1,294,477	1,258,097	1,225,284	1	9	1,326,052	1,205,111	10
Noninterest-bearing deposits	339,672	344,754	366,026	386,807	410,563	(1)	(17)	342,212	423,444	(19)
Other noninterest-bearing liabilities	63,118	63,752	61,179	62,151	57,963	(1)	9	63,435	58,079	9
Total liabilities	1,733,095	1,730,305	1,721,682	1,707,055	1,693,810	—	2	1,731,699	1,686,634	3
Total equity	181,552	186,669	185,853	184,828	184,443	(3)	(2)	184,111	184,371	—
Total liabilities and equity	$1,914,647	1,916,974	1,907,535	1,891,883	1,878,253	—	2	$1,915,810	1,871,005	2

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	5.05%	4.99	4.98	4.81	4.50			5.02%	4.32
Federal funds sold and securities purchased under resale agreements	5.27	5.28	5.30	5.13	4.73			5.28	4.43
Trading debt securities	4.14	4.08	3.82	3.86	3.50			4.11	3.42
Available-for-sale debt securities	4.21	3.99	3.87	3.92	3.72			4.11	3.63
Held-to-maturity debt securities	2.64	2.70	2.69	2.65	2.62			2.67	2.59
Loans held for sale	7.53	7.82	6.75	6.40	6.22			7.66	6.05
Loans	6.40	6.38	6.35	6.23	5.99			6.39	5.84
Equity securities	2.99	2.82	2.99	2.42	2.79			2.91	2.59
Other	5.42	5.14	4.99	4.93	4.76			5.27	4.67
Total interest-earning assets	5.25	5.24	5.20	5.09	4.88			5.25	4.75
Interest-bearing liabilities
Interest-bearing deposits	2.46	2.34	2.17	1.92	1.63			2.40	1.43
Short-term borrowings	5.19	5.16	5.10	4.99	4.64			5.17	4.36
Long-term debt	6.95	6.80	6.78	6.67	6.31			6.87	6.07
Other liabilities	3.13	2.88	2.87	2.54	2.41			3.01	2.29
Total interest-bearing liabilities	3.31	3.22	3.09	2.84	2.51			3.27	2.28

Interest rate spread on a taxable-equivalent basis (2)	1.94	2.02	2.11	2.25	2.37			1.98	2.47
Net interest margin on a taxable-equivalent basis (2)	2.75	2.81	2.92	3.03	3.09			2.78	3.14
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $89 million, $89 million, $104 million, $104 million, and $105 million for the quarters ended June 30, and March 31, 2024, and December 31, September 30, and June 30, 2023, respectively, and $178 million and $212 million for the first half of 2024 and 2023, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended June 30, 2024
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,024	2,281	1,945	906	(144)	(89)	11,923
Noninterest income	1,982	841	2,893	2,952	392	(294)	8,766
Total revenue	9,006	3,122	4,838	3,858	248	(383)	20,689
Provision for credit losses	932	29	285	(14)	4	—	1,236
Noninterest expense	5,701	1,506	2,170	3,193	723	—	13,293
Income (loss) before income tax expense (benefit)	2,373	1,587	2,383	679	(479)	(383)	6,160
Income tax expense (benefit)	596	402	598	195	(157)	(383)	1,251
Net income (loss) before noncontrolling interests	1,777	1,185	1,785	484	(322)	—	4,909
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(4)	—	(1)
Net income (loss)	$1,777	1,182	1,785	484	(318)	—	4,910

					Quarter ended March 31, 2024
Net interest income	$7,110	2,278	2,027	869	32	(89)	12,227
Noninterest income	1,981	874	2,955	2,873	291	(338)	8,636
Total revenue	9,091	3,152	4,982	3,742	323	(427)	20,863
Provision for credit losses	788	143	5	3	(1)	—	938
Noninterest expense	6,024	1,679	2,330	3,230	1,075	—	14,338
Income (loss) before income tax expense (benefit)	2,279	1,330	2,647	509	(751)	(427)	5,587
Income tax expense (benefit)	573	341	666	128	(317)	(427)	964
Net income (loss) before noncontrolling interests	1,706	989	1,981	381	(434)	—	4,623
Less: Net income from noncontrolling interests	—	3	—	—	1	—	4
Net income (loss)	$1,706	986	1,981	381	(435)	—	4,619

					Quarter ended June 30, 2023
Net interest income	$7,490	2,501	2,359	1,009	(91)	(105)	13,163
Noninterest income	1,965	868	2,272	2,639	121	(495)	7,370
Total revenue	9,455	3,369	4,631	3,648	30	(600)	20,533
Provision for credit losses	874	26	933	24	(144)	—	1,713
Noninterest expense	6,027	1,630	2,087	2,974	269	—	12,987
Income (loss) before income tax expense (benefit)	2,554	1,713	1,611	650	(95)	(600)	5,833
Income tax expense (benefit)	640	429	401	163	(103)	(600)	930
Net income before noncontrolling interests	1,914	1,284	1,210	487	8	—	4,903
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(38)	—	(35)
Net income	$1,914	1,281	1,210	487	46	—	4,938
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Six months ended June 30, 2024
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$14,134	4,559	3,972	1,775	(112)	(178)	24,150
Noninterest income	3,963	1,715	5,848	5,825	683	(632)	17,402
Total revenue	18,097	6,274	9,820	7,600	571	(810)	41,552
Provision for credit losses	1,720	172	290	(11)	3	—	2,174
Noninterest expense	11,725	3,185	4,500	6,423	1,798	—	27,631
Income (loss) before income tax expense (benefit)	4,652	2,917	5,030	1,188	(1,230)	(810)	11,747
Income tax expense (benefit)	1,169	743	1,264	323	(474)	(810)	2,215
Net income (loss) before noncontrolling interests	3,483	2,174	3,766	865	(756)	—	9,532
Less: Net income (loss) from noncontrolling interests	—	6	—	—	(3)	—	3
Net income (loss)	$3,483	2,168	3,766	865	(753)	—	9,529

					Six months ended June 30, 2023
Net interest income	$14,923	4,990	4,820	2,053	(75)	(212)	26,499
Noninterest income	3,896	1,686	4,713	5,276	126	(934)	14,763
Total revenue	18,819	6,676	9,533	7,329	51	(1,146)	41,262
Provision for credit losses	1,741	(17)	1,185	35	(24)	—	2,920
Noninterest expense	12,065	3,382	4,304	6,035	877	—	26,663
Income (loss) before income tax expense (benefit)	5,013	3,311	4,044	1,259	(802)	(1,146)	11,679
Income tax expense (benefit)	1,258	828	1,016	315	(375)	(1,146)	1,896
Net income (loss) before noncontrolling interests	3,755	2,483	3,028	944	(427)	—	9,783
Less: Net income (loss) from noncontrolling interests	—	6	—	—	(152)	—	(146)
Net income (loss)	$3,755	2,477	3,028	944	(275)	—	9,929
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Income Statement
Net interest income	$7,024	7,110	7,629	7,633	7,490	(1)%	(6)	$14,134	14,923	(5)%
Noninterest income:
Deposit-related fees	690	677	694	670	666	2	4	1,367	1,338	2
Card fees	1,036	990	960	1,027	1,022	5	1	2,026	1,980	2
Mortgage banking	135	193	115	105	132	(30)	2	328	292	12
Other	121	121	121	146	145	—	(17)	242	286	(15)
Total noninterest income	1,982	1,981	1,890	1,948	1,965	—	1	3,963	3,896	2
Total revenue	9,006	9,091	9,519	9,581	9,455	(1)	(5)	18,097	18,819	(4)
Net charge-offs	907	881	852	722	621	3	46	1,788	1,210	48
Change in the allowance for credit losses	25	(93)	(62)	46	253	127	(90)	(68)	531	NM
Provision for credit losses	932	788	790	768	874	18	7	1,720	1,741	(1)
Noninterest expense	5,701	6,024	6,046	5,913	6,027	(5)	(5)	11,725	12,065	(3)
Income before income tax expense	2,373	2,279	2,683	2,900	2,554	4	(7)	4,652	5,013	(7)
Income tax expense	596	573	672	727	640	4	(7)	1,169	1,258	(7)
Net income	$1,777	1,706	2,011	2,173	1,914	4	(7)	$3,483	3,755	(7)
Revenue by Line of Business
Consumer, Small and Business Banking	$6,129	6,092	6,554	6,546	6,448	1	(5)	$12,221	12,822	(5)
Consumer Lending:
Home Lending	823	864	839	840	847	(5)	(3)	1,687	1,710	(1)
Credit Card	1,452	1,496	1,449	1,494	1,449	(3)	—	2,948	2,866	3
Auto	282	300	334	360	378	(6)	(25)	582	770	(24)
Personal Lending	320	339	343	341	333	(6)	(4)	659	651	1
Total revenue	$9,006	9,091	9,519	9,581	9,455	(1)	(5)	$18,097	18,819	(4)
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking	$6,370	6,465	6,494	6,610	6,831	(1)	(7)	$6,418	6,933	(7)
Consumer Lending:
Home Lending	211,994	214,335	216,733	218,546	220,641	(1)	(4)	213,164	221,596	(4)
Credit Card	47,463	46,412	45,842	43,541	41,609	2	14	46,937	41,066	14
Auto	45,650	47,621	49,078	51,578	52,476	(4)	(13)	46,636	53,073	(12)
Personal Lending	14,462	14,896	15,386	15,270	14,794	(3)	(2)	14,679	14,657	—
Total loans	$325,939	329,729	333,533	335,545	336,351	(1)	(3)	$327,834	337,325	(3)
Total deposits	778,228	773,248	779,490	801,061	823,339	1	(5)	775,738	832,252	(7)
Allocated capital	45,500	45,500	44,000	44,000	44,000	—	3	45,500	44,000	3

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking	$6,513	6,584	6,735	6,746	6,937	(1)	(6)
Consumer Lending:
Home Lending	211,172	213,289	215,823	217,955	219,595	(1)	(4)
Credit Card	48,400	46,867	46,735	44,409	42,415	3	14
Auto	44,780	46,692	48,283	50,407	52,175	(4)	(14)
Personal Lending	14,495	14,575	15,291	15,439	15,095	(1)	(4)
Total loans	$325,360	328,007	332,867	334,956	336,217	(1)	(3)
Total deposits	781,817	794,160	782,309	798,897	820,495	(2)	(5)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	15.1%	14.5	17.6	19.1	16.9			14.8%	16.7
Efficiency ratio (2)	63	66	64	62	64			65	64
Retail bank branches (#, period-end)	4,227	4,247	4,311	4,355	4,455	—%	(5)
Digital active customers (# in millions, period-end) (3)	35.6	35.5	34.8	34.6	34.2	—	4
Mobile active customers (# in millions, period-end) (3)	30.8	30.5	29.9	29.6	29.1	1	6

Consumer, Small and Business Banking:
Deposit spread (4)	2.5%	2.5	2.7	2.7	2.6			2.5%	2.6
Debit card purchase volume ($ in billions) (5)	$128.2	121.5	126.1	124.5	124.9	6	3	$249.7	242.2	3%
Debit card purchase transactions (# in millions) (5)	2,581	2,442	2,546	2,550	2,535	6	2	5,023	4,904	2

Home Lending:
Mortgage banking:
Net servicing income	$89	91	113	41	62	(2)	44	$180	146	23
Net gains on mortgage loan originations/sales	46	102	2	64	70	(55)	(34)	148	146	1
Total mortgage banking	$135	193	115	105	132	(30)	2	$328	292	12

Retail originations ($ in billions)	$5.3	3.5	4.5	6.4	7.7	51	(31)	$8.8	13.3	(34)
% of originations held for sale (HFS)	38.6%	43.5	45.4	40.7	45.3			40.6%	46.0
Third party mortgage loans serviced ($ in billions, period-end) (6)	$512.8	527.5	559.7	591.8	609.1	(3)	(16)
Mortgage servicing rights (MSR) carrying value (period-end)	7,061	7,249	7,468	8,457	8,251	(3)	(14)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.38%	1.37	1.33	1.43	1.35
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.33	0.30	0.32	0.29	0.25

Credit Card:
Point of sale (POS) volume ($ in billions)	$42.9	39.1	41.2	39.4	38.3	10	12	$82.0	72.5	13
New accounts (# in thousands)	677	651	655	714	618	4	10	1,328	1,197	11
Credit card loans 30+ days delinquency rate (period-end) (8)(9)	2.71%	2.92	2.80	2.61	2.31
Credit card loans 90+ days delinquency rate (period-end) (8)(9)	1.40	1.55	1.41	1.29	1.10

Auto:
Auto originations ($ in billions)	$3.7	4.1	3.3	4.1	4.8	(10)	(23)	$7.8	9.8	(20)
Auto loans 30+ days delinquency rate (period-end) (8)(9)	2.31%	2.36	2.80	2.60	2.55

Personal Lending:
New volume ($ in billions)	$2.7	2.2	2.6	3.1	3.3	23	(18)	$4.9	6.2	(21)
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA).
(8)Excludes loans held for sale.
(9)Delinquency balances exclude nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Income Statement
Net interest income	$2,281	2,278	2,525	2,519	2,501	—%	(9)	$4,559	4,990	(9)%
Noninterest income:
Deposit-related fees	290	284	257	257	248	2	17	574	484	19
Lending-related fees	139	138	138	133	131	1	6	277	260	7
Lease income	133	149	155	153	167	(11)	(20)	282	336	(16)
Other	279	303	293	343	322	(8)	(13)	582	606	(4)
Total noninterest income	841	874	843	886	868	(4)	(3)	1,715	1,686	2
Total revenue	3,122	3,152	3,368	3,405	3,369	(1)	(7)	6,274	6,676	(6)
Net charge-offs	97	75	35	37	63	29	54	172	24	617
Change in the allowance for credit losses	(68)	68	5	15	(37)	NM	(84)	—	(41)	100
Provision for credit losses	29	143	40	52	26	(80)	12	172	(17)	NM
Noninterest expense	1,506	1,679	1,630	1,543	1,630	(10)	(8)	3,185	3,382	(6)
Income before income tax expense	1,587	1,330	1,698	1,810	1,713	19	(7)	2,917	3,311	(12)
Income tax expense	402	341	423	453	429	18	(6)	743	828	(10)
Less: Net income from noncontrolling interests	3	3	2	3	3	—	—	6	6	—
Net income	$1,182	986	1,273	1,354	1,281	20	(8)	$2,168	2,477	(12)

Revenue by Line of Business
Middle Market Banking (1)	$2,153	2,078	2,196	2,212	2,199	4	(2)	$4,231	4,354	(3)
Asset-Based Lending and Leasing (1)	969	1,074	1,172	1,193	1,170	(10)	(17)	2,043	2,322	(12)
Total revenue	$3,122	3,152	3,368	3,405	3,369	(1)	(7)	$6,274	6,676	(6)

Revenue by Product
Lending and leasing	$1,308	1,309	1,337	1,321	1,332	—	(2)	$2,617	2,656	(1)
Treasury management and payments	1,412	1,421	1,527	1,541	1,584	(1)	(11)	2,833	3,146	(10)
Other	402	422	504	543	453	(5)	(11)	824	874	(6)
Total revenue	$3,122	3,152	3,368	3,405	3,369	(1)	(7)	$6,274	6,676	(6)

Selected Metrics
Return on allocated capital	17.3%	14.3	19.0	20.2	19.3			15.8%	18.7
Efficiency ratio	48	53	48	45	48			51	51
NM – Not meaningful
(1)In second quarter 2024, we prospectively transferred our commercial auto business from Asset-Based Lending and Leasing to Middle Market Banking.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$164,027	163,273	162,877	164,182	165,980	—%	(1)	$163,650	164,603	(1)%
Commercial real estate	44,990	45,296	45,393	45,716	45,855	(1)	(2)	45,143	45,858	(2)
Lease financing and other	15,406	15,352	15,062	14,518	13,989	—	10	15,379	13,872	11
Total loans	$224,423	223,921	223,332	224,416	225,824	—	(1)	$224,172	224,333	—

Loans by Line of Business:
Middle Market Banking (1)	$128,259	119,273	118,971	120,509	122,204	8	5	$123,766	121,916	2
Asset-Based Lending and Leasing (1)	96,164	104,648	104,361	103,907	103,620	(8)	(7)	100,406	102,417	(2)
Total loans	$224,423	223,921	223,332	224,416	225,824	—	(1)	$224,172	224,333	—

Total deposits	166,892	164,027	163,299	160,556	166,747	2	—	165,460	168,597	(2)
Allocated capital	26,000	26,000	25,500	25,500	25,500	—	2	26,000	25,500	2

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$165,878	166,842	163,797	165,094	168,492	(1)	(2)
Commercial real estate	44,978	45,292	45,534	45,663	45,784	(1)	(2)
Lease financing and other	15,617	15,526	15,443	15,014	14,435	1	8
Total loans	$226,473	227,660	224,774	225,771	228,711	(1)	(1)

Loans by Line of Business:
Middle Market Banking (1)	$129,023	120,401	118,482	119,354	122,104	7	6
Asset-Based Lending and Leasing (1)	97,450	107,259	106,292	106,417	106,607	(9)	(9)
Total loans	$226,473	227,660	224,774	225,771	228,711	(1)	(1)

Total deposits	168,979	168,547	162,526	160,368	164,764	—	3
(1)In second quarter 2024, we prospectively transferred our commercial auto business from Asset-Based Lending and Leasing to Middle Market Banking.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Income Statement
Net interest income	$1,945	2,027	2,359	2,319	2,359	(4)%	(18)	$3,972	4,820	(18)%
Noninterest income:
Deposit-related fees	263	262	246	247	247	—	6	525	483	9
Lending-related fees	205	203	199	206	191	1	7	408	385	6
Investment banking fees	634	647	489	545	390	(2)	63	1,281	704	82
Net gains from trading activities	1,387	1,405	1,022	1,193	1,081	(1)	28	2,792	2,338	19
Other	404	438	420	413	363	(8)	11	842	803	5
Total noninterest income	2,893	2,955	2,376	2,604	2,272	(2)	27	5,848	4,713	24
Total revenue	4,838	4,982	4,735	4,923	4,631	(3)	4	9,820	9,533	3
Net charge-offs	303	196	376	105	83	55	265	499	100	399
Change in the allowance for credit losses	(18)	(191)	122	219	850	91	NM	(209)	1,085	NM
Provision for credit losses	285	5	498	324	933	NM	(69)	290	1,185	(76)
Noninterest expense	2,170	2,330	2,132	2,182	2,087	(7)	4	4,500	4,304	5
Income before income tax expense	2,383	2,647	2,105	2,417	1,611	(10)	48	5,030	4,044	24
Income tax expense	598	666	523	601	401	(10)	49	1,264	1,016	24
Net income	$1,785	1,981	1,582	1,816	1,210	(10)	48	$3,766	3,028	24

Revenue by Line of Business
Banking:
Lending	$688	681	774	721	685	1	—	$1,369	1,377	(1)
Treasury Management and Payments	687	686	742	747	762	—	(10)	1,373	1,547	(11)
Investment Banking	430	474	383	430	311	(9)	38	904	591	53
Total Banking	1,805	1,841	1,899	1,898	1,758	(2)	3	3,646	3,515	4
Commercial Real Estate	1,283	1,223	1,291	1,376	1,333	5	(4)	2,506	2,644	(5)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,228	1,359	1,122	1,148	1,133	(10)	8	2,587	2,418	7
Equities	558	450	457	518	397	24	41	1,008	834	21
Credit Adjustment (CVA/DVA) and Other	7	19	(8)	(12)	14	(63)	(50)	26	85	(69)
Total Markets	1,793	1,828	1,571	1,654	1,544	(2)	16	3,621	3,337	9
Other	(43)	90	(26)	(5)	(4)	NM	NM	47	37	27
Total revenue	$4,838	4,982	4,735	4,923	4,631	(3)	4	$9,820	9,533	3

Selected Metrics
Return on allocated capital	15.4%	17.2	13.4	15.5	10.2			16.3%	13.0
Efficiency ratio	45	47	45	44	45			46	45
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$180,789	185,432	191,014	191,128	190,529	(3)%	(5)	$183,110	192,141	(5)%
Commercial real estate	94,998	97,811	99,077	100,523	100,941	(3)	(6)	96,405	100,956	(5)
Total loans	$275,787	283,243	290,091	291,651	291,470	(3)	(5)	$279,515	293,097	(5)

Loans by Line of Business:
Banking	$86,130	90,897	94,699	94,010	95,413	(5)	(10)	$88,513	97,235	(9)
Commercial Real Estate	128,107	131,709	133,921	135,639	136,473	(3)	(6)	129,908	136,639	(5)
Markets	61,550	60,637	61,471	62,002	59,584	2	3	61,094	59,223	3
Total loans	$275,787	283,243	290,091	291,651	291,470	(3)	(5)	$279,515	293,097	(5)
Trading-related assets:
Trading account securities	$136,101	121,347	118,938	122,376	118,462	12	15	$128,724	115,561	11
Reverse repurchase agreements/securities borrowed	64,896	62,856	65,678	62,284	60,164	3	8	63,876	58,997	8
Derivative assets	18,552	17,033	19,308	19,760	17,522	9	6	17,793	17,724	—
Total trading-related assets	$219,549	201,236	203,924	204,420	196,148	9	12	$210,393	192,282	9
Total assets	558,063	550,933	556,196	559,647	550,091	1	1	554,498	549,453	1
Total deposits	187,545	183,273	173,117	157,212	160,251	2	17	185,408	158,908	17
Allocated capital	44,000	44,000	44,000	44,000	44,000	—	—	44,000	44,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$181,441	178,986	189,379	190,547	190,317	1	(5)
Commercial real estate	93,889	96,611	98,053	99,783	101,028	(3)	(7)
Total loans	$275,330	275,597	287,432	290,330	291,345	—	(5)

Loans by Line of Business:
Banking	$84,054	86,066	93,987	93,723	93,596	(2)	(10)
Commercial Real Estate	126,080	129,627	131,968	133,939	136,257	(3)	(7)
Markets	65,196	59,904	61,477	62,668	61,492	9	6
Total loans	$275,330	275,597	287,432	290,330	291,345	—	(5)
Trading-related assets:
Trading account securities	$140,928	133,079	115,562	120,547	130,008	6	8
Reverse repurchase agreements/securities borrowed	70,615	62,019	63,614	64,240	59,020	14	20
Derivative assets	19,186	17,726	18,023	21,231	17,804	8	8
Total trading-related assets	$230,729	212,824	197,199	206,018	206,832	8	12
Total assets	565,334	553,105	547,203	557,642	559,520	2	1
Total deposits	200,920	195,969	185,142	162,776	158,770	3	27

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Income Statement
Net interest income	$906	869	906	1,007	1,009	4%	(10)	$1,775	2,053	(14)%
Noninterest income:
Investment advisory and other asset-based fees	2,357	2,267	2,111	2,164	2,110	4	12	4,624	4,171	11
Commissions and brokerage services fees	521	545	531	492	494	(4)	5	1,066	1,035	3
Other	74	61	112	39	35	21	111	135	70	93
Total noninterest income	2,952	2,873	2,754	2,695	2,639	3	12	5,825	5,276	10
Total revenue	3,858	3,742	3,660	3,702	3,648	3	6	7,600	7,329	4
Net charge-offs	(2)	6	—	1	(1)	NM	(100)	4	(2)	300
Change in the allowance for credit losses	(12)	(3)	(19)	(11)	25	NM	NM	(15)	37	NM
Provision for credit losses	(14)	3	(19)	(10)	24	NM	NM	(11)	35	NM
Noninterest expense	3,193	3,230	3,023	3,006	2,974	(1)	7	6,423	6,035	6
Income before income tax expense	679	509	656	706	650	33	4	1,188	1,259	(6)
Income tax expense	195	128	165	177	163	52	20	323	315	3
Net income	$484	381	491	529	487	27	(1)	$865	944	(8)

Selected Metrics
Return on allocated capital	29.0%	22.7	30.4	32.8	30.5			25.8%	29.7	(13)
Efficiency ratio	83	86	83	81	82			85	82	4
Client assets ($ in billions, period-end):
Advisory assets	$945	939	891	825	850	1	11
Other brokerage assets and deposits	1,255	1,247	1,193	1,123	1,148	1	9
Total client assets	$2,200	2,186	2,084	1,948	1,998	1	10

Selected Balance Sheet Data (average)
Total loans	$83,166	82,483	82,181	82,195	83,045	1	—	$82,824	83,331	(1)
Total deposits	102,843	101,474	102,130	107,500	112,360	1	(8)	102,158	119,443	(14)
Allocated capital	6,500	6,500	6,250	6,250	6,250	—	4	6,500	6,250	4

Selected Balance Sheet Data (period-end)
Total loans	$83,338	82,999	82,555	82,331	82,456	—	1
Total deposits	103,722	102,478	103,902	103,255	108,532	1	(4)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Income Statement
Net interest income	$(144)	32	(544)	(269)	(91)	NM	(58)	$(112)	(75)	(49)%
Noninterest income	392	291	284	21	121	35%	224	683	126	442
Total revenue	248	323	(260)	(248)	30	(23)	727	571	51	NM
Net charge-offs	(2)	(1)	(5)	(1)	(2)	(100)	—	(3)	(4)	25
Change in the allowance for credit losses	6	—	(22)	64	(142)	NM	104	6	(20)	130
Provision for credit losses	4	(1)	(27)	63	(144)	500	103	3	(24)	113
Noninterest expense	723	1,075	2,955	469	269	(33)	169	1,798	877	105
Loss before income tax benefit	(479)	(751)	(3,188)	(780)	(95)	36	NM	(1,230)	(802)	(53)
Income tax benefit	(157)	(317)	(1,339)	(641)	(103)	50	(52)	(474)	(375)	(26)
Less: Net income (loss) from noncontrolling interests	(4)	1	62	(34)	(38)	NM	89	(3)	(152)	98
Net income (loss)	$(318)	(435)	(1,911)	(105)	46	27	NM	$(753)	(275)	NM

Selected Balance Sheet Data (average)
Cash and due from banks, and interest-earning deposits with banks	$202,812	211,612	198,315	164,900	132,505	(4)	53	$207,212	125,004	66
Available-for-sale debt securities	131,822	122,794	115,346	119,745	130,496	7	1	127,308	129,638	(2)
Held-to-maturity debt securities	251,100	257,088	261,103	266,012	270,999	(2)	(7)	254,094	271,854	(7)
Equity securities	15,571	15,958	15,906	15,784	15,327	(2)	2	15,765	15,422	2
Total loans	7,662	8,699	8,904	9,386	9,216	(12)	(17)	8,181	9,185	(11)
Total assets	656,535	663,483	645,573	623,339	610,417	(1)	8	660,009	603,293	9
Total deposits	110,970	119,606	122,880	113,978	84,752	(7)	31	115,288	72,846	58

Selected Balance Sheet Data (period-end)
Cash and due from banks, and interest-earning deposits with banks	$211,050	246,057	211,420	194,653	128,077	(14)	65
Available-for-sale debt securities	138,087	127,084	118,923	115,005	123,169	9	12
Held-to-maturity debt securities	247,746	255,761	259,748	264,248	269,414	(3)	(8)
Equity securities	15,297	15,798	15,810	15,496	15,097	(3)	1
Total loans	7,406	8,521	9,054	9,036	9,231	(13)	(20)
Total assets	670,494	699,401	674,075	641,455	593,597	(4)	13
Total deposits	110,456	121,993	124,294	128,714	92,023	(9)	20
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Jun 30, 2024 $ Change from
($ in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023
Period-End Loans
Commercial and industrial	$374,588	372,963	380,388	382,527	386,011	1,625	(11,423)
Commercial real estate	145,318	148,786	150,616	152,486	154,276	(3,468)	(8,958)
Lease financing	16,705	16,579	16,423	16,038	15,334	126	1,371
Total commercial	536,611	538,328	547,427	551,051	555,621	(1,717)	(19,010)
Residential mortgage	255,085	257,622	260,724	263,174	265,085	(2,537)	(10,000)
Credit card	53,756	52,035	52,230	49,851	47,717	1,721	6,039
Auto	44,280	46,202	47,762	49,865	51,587	(1,922)	(7,307)
Other consumer	28,175	28,597	28,539	28,483	27,950	(422)	225
Total consumer	381,296	384,456	389,255	391,373	392,339	(3,160)	(11,043)
Total loans	$917,907	922,784	936,682	942,424	947,960	(4,877)	(30,053)

Average Loans
Commercial and industrial	$371,514	375,593	380,566	382,277	383,361	(4,079)	(11,847)
Commercial real estate	146,750	150,083	151,665	153,686	154,660	(3,333)	(7,910)
Lease financing	16,519	16,363	16,123	15,564	15,010	156	1,509
Total commercial	534,783	542,039	548,354	551,527	553,031	(7,256)	(18,248)
Residential mortgage	256,189	259,053	261,776	263,918	266,128	(2,864)	(9,939)
Credit card	52,642	51,708	51,249	48,889	46,762	934	5,880
Auto	45,164	47,114	48,554	51,014	51,880	(1,950)	(6,716)
Other consumer	28,199	28,161	28,108	27,845	28,105	38	94
Total consumer	382,194	386,036	389,687	391,666	392,875	(3,842)	(10,681)
Total loans	$916,977	928,075	938,041	943,193	945,906	(11,098)	(28,929)

Average Interest Rates
Commercial and industrial	7.22%	7.18	7.20	7.03	6.70
Commercial real estate	6.93	6.94	6.88	6.83	6.59
Lease financing	5.47	5.34	5.17	4.90	4.76
Total commercial	7.08	7.06	7.05	6.92	6.62
Residential mortgage	3.65	3.61	3.60	3.55	3.48
Credit card	12.75	13.14	13.03	13.08	12.96
Auto	5.09	4.98	4.90	4.78	4.67
Other consumer	8.56	8.62	8.68	8.65	8.29
Total consumer	5.43	5.42	5.37	5.26	5.11
Total loans	6.40	6.38	6.35	6.23	5.99

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Jun 30, 2024		Mar 31, 2024		Dec 31, 2023		Sep 30, 2023		Jun 30, 2023		Jun 30, 2024 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Mar 31, 2024	Jun 30, 2023
By product:
Commercial and industrial	$188	0.20%	$148	0.16%	$90	0.09%	$93	0.10%	$119	0.12%	$40	69
Commercial real estate	271	0.74	187	0.50	377	0.99	93	0.24	79	0.21	84	192
Lease financing	9	0.21	6	0.13	5	0.14	2	0.07	2	0.05	3	7
Total commercial	468	0.35	341	0.25	472	0.34	188	0.13	200	0.15	127	268
Residential mortgage	(19)	(0.03)	(13)	(0.02)	3	—	(4)	(0.01)	(12)	(0.02)	(6)	(7)
Credit card	649	4.96	577	4.48	520	4.02	420	3.41	396	3.39	72	253
Auto	79	0.70	112	0.96	130	1.06	138	1.07	89	0.68	(33)	(10)
Other consumer	124	1.77	132	1.88	127	1.79	108	1.55	91	1.31	(8)	33
Total consumer	833	0.88	808	0.84	780	0.79	662	0.67	564	0.58	25	269
Total net loan charge-offs	$1,301	0.57%	$1,149	0.50%	$1,252	0.53%	$850	0.36%	$764	0.32%	$152	537
By segment:
Consumer Banking and Lending	$907	1.12%	$881	1.07%	$852	1.01%	$722	0.85%	$621	0.74%	$26	286
Commercial Banking	94	0.17	75	0.13	35	0.06	29	0.05	63	0.11	19	31
Corporate and Investing Banking	303	0.44	188	0.27	370	0.51	99	0.13	83	0.11	115	220
Wealth and Investment Management	(2)	(0.01)	6	0.03	—	—	1	—	(1)	—	(8)	(1)
Corporate	(1)	(0.05)	(1)	(0.05)	(5)	(0.22)	(1)	(0.04)	(2)	(0.09)	—	1
Total net loan charge-offs	$1,301	0.57%	$1,149	0.50%	$1,252	0.53%	$850	0.36%	$764	0.32%	$152	537
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Jun 30, 2024 $ Change from
($ in millions)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023
Balance, beginning of period	14,862	15,088	15,064	14,786	13,705	(226)	1,157
Provision for credit losses for loans	1,229	926	1,274	1,143	1,839	303	(610)
Net loan charge-offs:
Commercial and industrial	(188)	(148)	(90)	(93)	(119)	(40)	(69)
Commercial real estate	(271)	(187)	(377)	(93)	(79)	(84)	(192)
Lease financing	(9)	(6)	(5)	(2)	(2)	(3)	(7)
Total commercial	(468)	(341)	(472)	(188)	(200)	(127)	(268)
Residential mortgage	19	13	(3)	4	12	6	7
Credit card	(649)	(577)	(520)	(420)	(396)	(72)	(253)
Auto	(79)	(112)	(130)	(138)	(89)	33	10
Other consumer	(124)	(132)	(127)	(108)	(91)	8	(33)
Total consumer	(833)	(808)	(780)	(662)	(564)	(25)	(269)
Net loan charge-offs	(1,301)	(1,149)	(1,252)	(850)	(764)	(152)	(537)
Other	(1)	(3)	2	(15)	6	2	(7)
Balance, end of period	$14,789	14,862	15,088	15,064	14,786	(73)	3
Components:
Allowance for loan losses	$14,360	14,421	14,606	14,554	14,258	(61)	102
Allowance for unfunded credit commitments	429	441	482	510	528	(12)	(99)
Allowance for credit losses for loans	$14,789	14,862	15,088	15,064	14,786	(73)	3
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	2.74x	3.12	2.94	4.32	4.65
Allowance for loan losses as a percentage of:
Total loans	1.56%	1.56	1.56	1.54	1.50
Nonaccrual loans	170	179	177	182	207
Allowance for credit losses for loans as a percentage of:
Total loans	1.61	1.61	1.61	1.60	1.56
Nonaccrual loans	175	184	183	188	215

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Jun 30, 2024		Mar 31, 2024		Dec 31, 2023		Sep 30, 2023		Jun 30, 2023
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,276	1.14%	$4,332	1.16%	$4,272	1.12%	$4,269	1.12%	$4,266	1.11%
Commercial real estate	3,754	2.58	3,782	2.54	3,939	2.62	3,842	2.52	3,618	2.35
Lease financing	206	1.23	203	1.22	201	1.22	199	1.24	197	1.28
Total commercial	8,236	1.53	8,317	1.54	8,412	1.54	8,310	1.51	8,081	1.45
Residential mortgage (1)	521	0.20	596	0.23	652	0.25	718	0.27	734	0.28
Credit card	4,517	8.40	4,321	8.30	4,223	8.09	4,021	8.07	3,865	8.10
Auto	804	1.82	894	1.93	1,042	2.18	1,264	2.53	1,408	2.73
Other consumer	711	2.52	734	2.57	759	2.66	751	2.64	698	2.50
Total consumer	6,553	1.72	6,545	1.70	6,676	1.72	6,754	1.73	6,705	1.71
Total allowance for credit losses for loans	$14,789	1.61%	$14,862	1.61%	$15,088	1.61%	$15,064	1.60%	$14,786	1.56%
By segment:
Consumer Banking and Lending	$7,386	2.27%	$7,361	2.24%	$7,453	2.24%	$7,515	2.24%	$7,469	2.22%
Commercial Banking	2,408	1.06	2,472	1.09	2,406	1.07	2,401	1.06	2,379	1.04
Corporate and Investing Banking	4,738	1.72	4,758	1.73	4,955	1.72	4,840	1.67	4,634	1.59
Wealth and Investment Management	245	0.29	258	0.31	260	0.31	279	0.34	290	0.35
Corporate	12	0.16	13	0.15	14	0.15	29	0.32	14	0.15
Total allowance for credit losses for loans	$14,789	1.61%	$14,862	1.61%	$15,088	1.61%	$15,064	1.60%	$14,786	1.56%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Jun 30, 2024		Mar 31, 2024		Dec 31, 2023		Sep 30, 2023		Jun 30, 2023		Jun 30, 2024 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Mar 31, 2024	Jun 30, 2023
By product:
Nonaccrual loans:
Commercial and industrial	$754	0.20%	$750	0.20%	$662	0.17%	$638	0.17%	$845	0.22%	$4	(91)
Commercial real estate	4,321	2.97	3,913	2.63	4,188	2.78	3,863	2.53	2,507	1.63	408	1,814
Lease financing	86	0.51	76	0.46	64	0.39	85	0.53	77	0.50	10	9
Total commercial	5,161	0.96	4,739	0.88	4,914	0.90	4,586	0.83	3,429	0.62	422	1,732
Residential mortgage (1)	3,135	1.23	3,193	1.24	3,192	1.22	3,258	1.24	3,289	1.24	(58)	(154)
Auto	103	0.23	109	0.24	115	0.24	126	0.25	135	0.26	(6)	(32)
Other consumer	35	0.12	34	0.12	35	0.12	32	0.11	33	0.12	1	2
Total consumer	3,273	0.86	3,336	0.87	3,342	0.86	3,416	0.87	3,457	0.88	(63)	(184)
Total nonaccrual loans	8,434	0.92	8,075	0.88	8,256	0.88	8,002	0.85	6,886	0.73	359	1,548
Foreclosed assets	216		165		187		177		133		51	83
Total nonperforming assets	$8,650	0.94%	$8,240	0.89%	$8,443	0.90%	$8,179	0.87%	$7,019	0.74%	$410	1,631
By segment:
Consumer Banking and Lending	$3,194	0.98%	$3,240	0.99%	$3,273	0.98%	$3,354	1.00%	$3,416	1.02%	$(46)	(222)
Commercial Banking	980	0.43	932	0.41	1,012	0.45	1,024	0.45	1,164	0.51	48	(184)
Corporate and Investing Banking	4,265	1.55	3,831	1.39	3,935	1.37	3,588	1.24	2,243	0.77	434	2,022
Wealth and Investment Management	211	0.25	237	0.29	223	0.27	213	0.26	196	0.24	(26)	15
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$8,650	0.94%	$8,240	0.89%	$8,443	0.90%	$8,179	0.87%	$7,019	0.74%	$410	1,631
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Jun 30, 2024				Mar 31, 2024				Jun 30, 2023
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Financials except banks	$51	145,269	16%	$231,777	$40	140,105	15%	$230,518	$10	148,643	16%	$232,177
Technology, telecom and media	87	24,661	3	61,246	95	25,021	3	63,450	43	27,186	3	65,437
Real estate and construction	87	26,090	3	54,542	64	25,800	3	54,633	61	25,180	3	55,929
Equipment, machinery and parts manufacturing	37	25,727	3	49,539	35	25,914	3	48,633	187	26,032	3	48,614
Retail	53	19,674	2	47,691	59	19,841	2	48,926	83	20,658	2	50,233
Materials and commodities	28	14,842	2	37,380	86	15,301	2	38,653	185	16,073	2	40,820
Food and beverage manufacturing	22	16,535	2	33,390	20	16,321	2	33,212	3	16,161	2	33,081
Oil, gas and pipelines	26	10,308	1	32,284	30	10,125	1	32,316	32	10,456	1	32,157
Auto related	11	17,224	2	30,723	11	15,669	2	29,298	8	13,888	1	28,264
Health care and pharmaceuticals	66	14,508	2	29,647	69	15,001	2	29,857	19	14,996	2	30,655
Commercial services	33	10,699	1	26,288	43	10,813	1	26,054	57	11,206	1	26,355
Utilities	1	6,839	*	24,269	1	7,020	*	24,515	1	7,709	*	24,736
Diversified or miscellaneous	56	8,395	*	21,908	52	9,191	*	22,072	2	8,069	*	20,156
Entertainment and recreation	22	13,040	1	19,429	20	13,830	1	19,837	25	12,935	1	19,273
Insurance and fiduciaries	1	5,749	*	17,285	1	5,230	*	16,482	1	5,016	*	15,347
Transportation services	161	9,407	1	16,360	133	8,956	*	15,901	147	8,993	*	16,057
Agribusiness	11	5,980	*	11,235	17	6,476	*	11,927	6	6,107	*	11,510
Government and education	40	5,566	*	11,075	24	5,320	*	11,471	27	6,168	*	12,320
Banks	—	8,276	*	9,314	—	9,163	*	10,307	—	11,080	1	11,984
Other	47	2,504	*	12,133	26	4,445	*	12,486	25	4,789	*	12,187
Total	$840	391,293	43%	$777,515	$826	389,542	42%	$780,548	$922	401,345	42%	$787,292
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Jun 30, 2024				Mar 31, 2024				Jun 30, 2023
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$28	42,673	5%	$49,996	$46	42,680	5%	$50,220	$9	40,752	4%	$50,699
Office	3,693	30,014	3	31,946	3,136	30,477	3	32,725	1,517	33,089	3	36,757
Industrial/warehouse	25	24,644	3	27,035	26	25,734	3	27,972	38	23,900	3	27,802
Retail (excluding shopping center)	114	11,273	1	12,197	264	11,480	1	12,220	357	11,412	1	12,334
Hotel/motel	252	11,524	1	12,053	186	12,523	1	13,239	149	12,923	1	13,910
Shopping center	165	8,718	*	9,256	177	8,661	*	9,263	193	9,249	*	9,816
Institutional	13	5,555	*	5,992	41	5,795	*	6,284	118	6,099	*	6,906
Mixed use properties	22	2,923	*	3,117	27	2,971	*	3,095	113	5,343	*	6,330
Storage facility	—	2,345	*	2,507	—	2,744	*	2,964	—	2,983	*	3,299
1-4 family structure	—	1,143	*	2,455	—	1,397	*	2,756	—	1,255	*	3,185
Other	9	4,506	*	5,204	10	4,324	*	5,062	13	7,271	*	8,586
Total	$4,321	145,318	15%	$161,758	$3,913	148,786	16%	$165,800	$2,507	154,276	16%	$179,624
*Less than 1%.
(1)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Jun 30, 2024 % Change from
($ in millions)		Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023
Tangible book value per common share:
Total equity		$178,148	182,674	187,443	182,373	181,952	(2)%	(2)
Adjustments:
Preferred stock		(16,608)	(18,608)	(19,448)	(19,448)	(19,448)	11	15
Additional paid-in capital on preferred stock		141	146	157	157	173	(3)	(18)
Noncontrolling interests		(1,718)	(1,731)	(1,708)	(1,658)	(1,761)	1	2
Total common stockholders' equity	(A)	159,963	162,481	166,444	161,424	160,916	(2)	(1)
Adjustments:
Goodwill		(25,172)	(25,173)	(25,175)	(25,174)	(25,175)	—	—
Certain identifiable intangible assets (other than MSRs)		(96)	(107)	(118)	(132)	(145)	10	34
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (1)		(968)	(965)	(878)	(878)	(2,511)	—	61
Applicable deferred taxes related to goodwill and other intangible assets (2)		933	927	920	913	905	1	3
Tangible common equity	(B)	$134,660	137,163	141,193	136,153	133,990	(2)	1
Common shares outstanding	(C)	3,402.7	3,501.7	3,598.9	3,637.9	3,667.7	(3)	(7)
Book value per common share	(A)/(C)	47.01	46.40	46.25	44.37	43.87	1	7
Tangible book value per common share	(B)/(C)	39.57	39.17	39.23	37.43	36.53	1	8
(1)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Jun 30, 2024 % Change from		Six months ended
($ in millions)		Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$4,640	4,313	3,160	5,450	4,659	8%	—	$8,953	9,372	(4)%
Average total equity		181,552	186,669	185,853	184,828	184,443	(3)	(2)	184,111	184,371	—
Adjustments:
Preferred stock		(18,300)	(19,291)	(19,448)	(20,441)	(19,448)	5	6	(18,795)	(19,448)	3
Additional paid-in capital on preferred stock		145	155	157	171	173	(6)	(16)	150	173	(13)
Noncontrolling interests		(1,743)	(1,710)	(1,664)	(1,775)	(1,924)	(2)	9	(1,727)	(1,971)	12
Average common stockholders’ equity	(B)	161,654	165,823	164,898	162,783	163,244	(3)	(1)	163,739	163,125	—
Adjustments:
Goodwill		(25,172)	(25,174)	(25,173)	(25,174)	(25,175)	—	—	(25,173)	(25,174)	—
Certain identifiable intangible assets (other than MSRs)		(101)	(112)	(124)	(137)	(140)	10	28	(106)	(142)	25
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (1)		(965)	(879)	(878)	(2,539)	(2,487)	(10)	61	(922)	(2,464)	63
Applicable deferred taxes related to goodwill and other intangible assets (2)		931	924	918	910	903	1	3	928	899	3
Average tangible common equity	(C)	$136,347	140,582	139,641	135,843	136,345	(3)	—	$138,466	136,244	2
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	11.5%	10.5	7.6	13.3	11.4			11.0%	11.6
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	13.7	12.3	9.0	15.9	13.7			13.0	13.9
(1)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated
($ in billions)		Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023
Total equity		$178.1	182.7	187.4	182.4	182.0
Adjustments:
Preferred stock		(16.6)	(18.6)	(19.4)	(19.4)	(19.4)
Additional paid-in capital on preferred stock		0.2	0.1	0.1	0.1	0.1
Noncontrolling interests		(1.7)	(1.7)	(1.7)	(1.7)	(1.8)
Total common stockholders' equity		160.0	162.5	166.4	161.4	160.9
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (2)		(1.0)	(1.0)	(0.9)	(0.9)	(2.5)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.9	0.9
Other (4)		(0.4)	(0.4)	(0.3)	0.1	0.2
Common Equity Tier 1	(A)	134.2	136.7	140.8	136.2	134.2
Preferred stock		16.6	18.6	19.4	19.4	19.4
Additional paid-in capital on preferred stock		(0.2)	(0.1)	(0.1)	(0.1)	(0.1)
Other		(0.1)	(0.3)	(0.3)	(0.3)	(0.3)
Total Tier 1 capital	(B)	150.5	154.9	159.8	155.2	153.2
Long-term debt and other instruments qualifying as Tier 2		18.3	19.0	19.0	19.1	19.7
Qualifying allowance for credit losses (5)		14.7	14.7	14.9	14.9	15.1
Other		(0.3)	(0.5)	(0.6)	(0.4)	(0.4)
Total qualifying capital	(C)	$183.2	188.1	193.1	188.8	187.6

Total risk-weighted assets (RWAs)	(D)	$1,218.4	1,221.6	1,231.7	1,237.1	1,250.7

Common Equity Tier 1 to total RWAs	(A)/(D)	11.0%	11.2	11.4	11.0	10.7
Tier 1 capital to total RWAs	(B)/(D)	12.4	12.7	13.0	12.6	12.2
Total capital to total RWAs	(C)/(D)	15.0	15.4	15.7	15.3	15.0
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(4)Includes a $60 million increase for each period in 2024 and a $120 million increase for each period in 2023 related to a current expected credit loss accounting standard (CECL) transition provision. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(5)Under the Standardized Approach, the ACL is includable in Tier 2 capital up to 1.25% of Standardized credit RWAs with any excess ACL deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated
($ in billions)		Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023
Total equity		$178.1	182.7	187.4	182.4	182.0
Adjustments:
Preferred stock		(16.6)	(18.6)	(19.4)	(19.4)	(19.4)
Additional paid-in capital on preferred stock		0.2	0.1	0.1	0.1	0.1
Noncontrolling interests		(1.7)	(1.7)	(1.7)	(1.7)	(1.8)
Total common stockholders' equity		160.0	162.5	166.4	161.4	160.9
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (2)		(1.0)	(1.0)	(0.9)	(0.9)	(2.5)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.9	0.9
Other (4)		(0.4)	(0.4)	(0.3)	0.1	0.2
Common Equity Tier 1	(A)	134.2	136.7	140.8	136.2	134.2
Preferred stock		16.6	18.6	19.4	19.4	19.4
Additional paid-in capital on preferred stock		(0.2)	(0.1)	(0.1)	(0.1)	(0.1)
Other		(0.1)	(0.3)	(0.3)	(0.3)	(0.3)
Total Tier 1 capital	(B)	150.5	154.9	159.8	155.2	153.2
Long-term debt and other instruments qualifying as Tier 2		18.3	19.0	19.0	19.1	19.7
Qualifying allowance for credit losses (5)		4.4	4.4	4.5	4.5	4.5
Other		(0.3)	(0.5)	(0.6)	(0.4)	(0.4)
Total qualifying capital	(C)	$172.9	177.8	182.7	178.4	177.0

Total RWAs	(D)	$1,091.4	1,099.6	1,114.3	1,130.8	1,118.4

Common Equity Tier 1 to total RWAs	(A)/(D)	12.3%	12.4	12.6	12.0	12.0
Tier 1 capital to total RWAs	(B)/(D)	13.8	14.1	14.3	13.7	13.7
Total capital to total RWAs	(C)/(D)	15.8	16.2	16.4	15.8	15.8
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(4)Includes a $60 million increase for each period in 2024 and a $120 million increase for each period in 2023 related to a CECL transition provision. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(5)Under the Advanced Approach, the ACL that exceeds expected credit losses is eligible for inclusion in Tier 2 capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess ACL deducted from total RWAs.